Exhibit 10.6.1

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED Credit Agreement
Dated as of May 11, 2016
This Amendment and Waiver to Third Amended and Restated Credit Agreement (this “Amendment”) is among SSE Holdings, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party hereto, the lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent.
PRELIMINARY STATEMENTS:
(1)    The Lenders and the Borrower have entered into that certain Third Amended and Restated Credit Agreement dated as of January 28, 2015 (as amended from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).
(2)    The Borrower has requested that the Lenders waive certain defaults under the Credit Agreement.
(3)    The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)Definitions.    Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Applicable Rate” in its entirety with the following:

“Applicable Rate” means, for any day, with respect to any Revolving Loan or any LC Exposure, as the case may be, the applicable margin as of each immediately prior quarter-end based on the Funded Net Debt to EBITDA Ratio as set forth in the table below:

Funded Net Debt to EBITDA Ratio	≤ 1.00:1.00	≤ 1.50:1.00 but > 1:00:1.00	≤ 2.00:1.00 but > 1:50:1.00	≤ 2.50:1.00 but > 2.00:1.00	> 2.50:1.00
CB Floating Rate	0.00%	0.00%	0.25%	0.50%	0.75%
Adjusted LIBO Rate	2.25%	2.50%	2.75%	3.00%	3.25%

(b)Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition of “Material Subsidiary”:
“Material Subsidiary” means any Subsidiary that is not an Immaterial Subsidiary.
(c)Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following definition of “Responsible Officer”:

“Responsible Officer” means any chief executive officer, president, vice president, chief financial officer, treasurer, financial controller, general counsel or other similar officer or person performing similar functions.
(d)Definitions. Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Shake Shack Financials Test” in its entirety with the following:

“Shake Shack Financials Test” means, as of the date of any particular financial statement, (a) Shake Shack does not have any material assets or liabilities (greater than 10% of the consolidated total assets of Shake Shack) other than (i) Equity Interests in the Borrower, (ii) deferred tax assets and deferred tax liabilities in respect of its investment in Borrower, and (iii) deferred tax assets and contingent liabilities in respect of the Tax Receivable Agreement, and (b) for purposes of preparing financial statements of Shake Shack, the entire financial condition and all of the financial operations of the Borrower and its Subsidiaries will, in accordance with GAAP, be consolidated into the financial condition and financial operations of Shake Shack.
(e)Additional Collateral. Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety with the following:

5.12 Additional Collateral; Further Assurances. (a) Subject to applicable law, each Loan Party shall, within 15 days after the end of each fiscal quarter of the Borrower, cause each of its Subsidiaries (other than an Excluded Subsidiary) that has opened a new store or restaurant in such fiscal quarter to become a Loan Party, if not already a Loan Party, by executing the Joinder Agreement set forth as Exhibit C hereto (the “Joinder Agreement”). Upon execution and delivery thereof, each such Subsidiary (i) shall automatically become a Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, in any property of such Loan Party which constitutes Collateral, including any parcel of real property located in the U.S. owned by any Loan Party.

SECTION 2. Waivers and Acknowledgement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the Lenders hereby (x) acknowledge that the delivery by the Borrower to the Administrative Agent of the financial statements of Shake Shack for the fiscal year ended December 30, 2015 (and other information) that are described in  Section 5.01(a)(ii) of the Credit Agreement satisfied the Borrower’s obligations pursuant to Section 5.01(a) with respect to the fiscal year ended December 30, 2015 (and waive any default arising from the failure to timely delivery financial information for such fiscal year pursuant to said Section 5.01(a)), and (y) waive any default arising as a result of Borrower’s failure to cause each of Shake Shack Queens Central Mall LLC, a Delaware limited liability company, Shake Shack Fashion Square Scottsdale LLC, a Delaware limited liability company, Shake Shack Arizona LLC, a Delaware limited liability company, and Shake Shack West Hollywood LA LLC, a Delaware limited liability company, to execute a joinder agreement pursuant to Section 5.12 (the defaults described in clauses (x) and (y), the “Specified Defaults”). For the avoidance of doubt, the waiver contained herein is a one-time waiver and is limited to the Specified Defaults.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date that the Administrative Agent (or its counsel) shall have received counterparts of this Amendment duly executed by the Borrower and the Lenders.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that (a) the representations and warranties made by it in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not apply to any representations and warranties that are qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that such materiality qualifier shall not apply to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier date, and (b) no Default now exists.

SECTION 5. Confirmation. The Borrower agrees that each Loan Document to which it is a party, and each security interest granted by it thereunder, is hereby reaffirmed, ratified, approved and confirmed in each and every respect on and after the date of this Amendment, except that each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended or modified by this Amendment. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York. This Amendment is a Loan Document, and is subject to all of the terms and conditions contained in Sections 9.09 and 9.10 of the Credit Agreement, as amended by this amendment, mutatis mutandis.

SECTION 8. Loan Document. This Amendment is a “Loan Document” under and as defined in the Credit Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their duly authorized representative.
SSE HOLDINGS, LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
CUSTARD’S FIRST STAND, LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 18TH STREET NW WASHINGTON D.C. LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 102 NORTH END AVE LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 152 E 86 LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK 300 WEST 44TH STREET LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 366 COLUMBUS LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 1111 LINCOLN ROAD LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK CORAL GABLES, LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK ENTERPRISES, LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK ENTERPRISES INTERNATIONAL, LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK FULTON STREET BROOKLYN LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK GRAND CENTRAL LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK NEW HAVEN LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK SANSOM STREET PHILADELPHIA LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK WESTBURY LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SSE IP, LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK DOMESTIC LICENSING LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK WESTPORT LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK BOSTON CHESTNUT HILL LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK BOCA RATON LLC

By: /s/ Jeff Uttz

Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 800 F STREET LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK KING OF PRUSSIA LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK PARAMUS LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK UNIVERSITY CITY PHILADELPHIA LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK HARVARD SQUARE BOSTON LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK MIDDLE EAST LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK RUSSIA LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK TURKEY LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK UNITED KINGDOM LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK CHICAGO OHIO STREET LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK HARVARD SQUARE BOSTON LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK FLATBUSH BROOKLYN LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK BUCKHEAD ATLANTA LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK TYSON CORNER FAIRFAX COUNTY LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK UNION STATION WASHINGTON D.C. LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK WINTER PARK ORLANDO LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK DUMBO BROOKLYN LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 600 THIRD AVE NEW YORK CITY LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK GARDEN STATE PLAZA WESTFIELD LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK LAS VEGAS PARK LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK SOUTH LAMAR AUSTIN LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK THE DOMAIN AUSTIN LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK NEWBURY STREET BOSTON LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK CAA CHICAGO LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK LEGACY PLACE DEDHAM LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK SEAPORT BOSTON LLC

By: /s/ Jeff Uttz

Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK PRATT STREET BALTIMORE LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK LAKE SUCCESS LONG ISLAND LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK ROUTE 110 MELVILLE LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK 1333 BROADWAY NYC LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK INTERNATIONAL DRIVE ORLANDO LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz

Title: Chief Financial Officer

SHAKE SHACK PENTAGON CENTER ARLINGTON LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK TEXAS MANAGEMENT COMPANY LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK TEXAS HOLDING COMPANY LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK TEXAS BEVERAGE COMPANY LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK BRIDGEWATER COMMONS LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK OLD ORCHARD SKOKIE LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK WOODBURY COMMONS LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK DOWNTOWN SUMMERLIN LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK FULTON CENTER NYC LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK ARIZONA LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK FASHION SQUARE SCOTTSDALE LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK QUEENS CENTER MALL LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer
SHAKE SHACK WEST HOLLYWOOD LA LLC

By: /s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent and Issuing Bank

By: /s/ James McDonnell
Name: James McDonnell
Title: Authorized Signer